UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

NORTHSTAR HEALTHCARE INCOME, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-170802	27-3663988
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

399 Park Avenue, 18th Floor, New York, NY 10022

(Address of Principal Executive Offices, Including Zip Code)

(212) 547-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by NorthStar Healthcare Income, Inc. (the “Company”) on January 3, 2014 to provide additional financial information in connection with the Company‘s acquisition of an independent living facility comprised of 125-units located in Milford, Ohio (“Pinebrook LLC”). The following financial statements are filed as part of this report.

Item 9.01	Financial Statements and Exhibits.

The Form 8-K is hereby amended to include the required financial information.

(a)	Financial Statements of Businesses Acquired.

Pinebrook LLC

Financial statements as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and the year ended December 31, 2012

Report of Independent Certified Public Accountants

Balance Sheets

Statements of Operations

Statements of Changes in Member’s Deficit

Statements of Cash Flows

Notes to Financial Statements

(b)	Unaudited Pro Forma Financial Information.

NorthStar Healthcare Income, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Information

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders

NorthStar Healthcare Income, Inc.

We have audited the accompanying financial statements of Pinebrook, LLC, which comprise the balance sheets as of September 30, 2013 and December 31, 2012, and the related statements of operations, changes in member’s deficit, and cash flows for the nine months ended September 30, 2013 and the year ended December 31, 2012, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinebrook, LLC as of September 30, 2013 and December 31, 2012, and the results of its operations and its cash flows for the nine months ended September 30, 2013 and the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
New York, NY
March 14, 2014

Pinebrook, LLC

Balance Sheets

(Dollars in Thousands)

	September 30, 2013	December 31, 2012
Assets
Operating real estate:
Land	$981	$981
Land improvements	1,223	1,223
Buildings	10,051	10,051
Equipment	1,596	1,596
	13,851	13,851
Accumulated depreciation	(3,131)	(2,643)
Operating real estate, net	10,720	11,208
Cash	647	354
Receivables and other assets	15	21
Total assets	$11,382	$11,583

Liabilities and Member's Deficit
Mortgage notes payable	$16,130	$16,130
Accrued interest payable	1,495	884
Accounts payable and other liabilities	317	406
Total liabilities	17,942	17,420
Member's deficit	(6,560)	(5,837)
Total liabilities and member's deficit	$11,382	$11,583

See accompanying notes to financial statements.

Pinebrook, LLC

Statements of Operations

(Dollars in Thousands)

	Nine Months Ended	Year Ended
	September 30, 2013	December 31, 2012
Revenues
Resident fees	$1,747	$2,119
Other income	128	158
Total revenues	1,875	2,277

Expenses
Property operating expenses	837	1,052
Interest expense	623	835
General and administrative expenses	658	902
Depreciation	488	649
Total expenses	2,606	3,438
Net loss	$(731)	$(1,161)

See accompanying notes to financial statements.

Pinebrook, LLC

 Statements of Changes in Member’s Deficit

(Dollars in Thousands)

Balance as of January 1, 2012	$(4,668)
Distributions	(86)
Contributions	78
Net loss	(1,161)
Balance as of December 31, 2012	$(5,837)
Contributions	8
Net loss	(731)
Balance as of September 30, 2013	$(6,560)

See accompanying notes to financial statements.

Pinebrook, LLC

Statements of Cash Flows

(Dollars in Thousands)

	September 30, 2013	December 31, 2012
Cash flows from operating activities:
Net loss	$(731)	$(1,161)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	488	649
Amortization of deferred financing costs	12	15
Changes in operating assets and liabilities
Receivables and other assets	(6)	(2)
Accrued interest payable	611	631
Accounts payable and other liabilities	(89)	53
Net cash provided by operating activities	285	185

Cash flows from investing activities:
Purchase of equipment	-	(13)
Net cash (used in) investing activities	-	(13)

Cash flows from financing activities:
Distributions	-	(86)
Contributions	8	78
Net cash provided by (used in) financing activities	8	(8)

Net change in cash	293	164
Cash-beginning of period	354	190
Cash-end of period	$647	$354

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$-	$190

See accompanying notes to financial statements.

Pinebrook, LLC

Notes to Financial Statements

1.	Formation and Organization

Pinebrook, LLC, also known as Pinebrook Retirement Living (the “Company”), began operations in 2008. The Company is a 125-unit, 145,896 square foot, independent living facility located in Milford, Ohio and is a wholly-owned subsidiary of the Miller-Valentine Group (“MVG”).

The accompanying financial statements are presented on a historical basis and do not reflect the effects of the acquisition in December 2013 as described below.

In December 2013, an affiliate of NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), through a joint venture with a private third-party investor, acquired the Company. NorthStar Healthcare contributed $6.8 million of equity for a 97.0% interest in the Company, including $0.3 million of transaction costs, and financed the acquisition with a $10.5 million non-recourse mortgage note. The joint venture partner operates the Company.

2.	Summary of Significant Accounting Policies

Basis of Accounting

The accompanying financial statements and related notes of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statements and accompanying notes. Actual results could materially differ from those estimates and assumptions.

Operating Real Estate

Operating real estate is carried at historical cost less accumulated depreciation. Ordinary repairs and maintenance are expensed as incurred. Major replacements and betterments which improve or extend the life of the asset are capitalized and depreciated over their useful life.

Operating real estate is depreciated using the straight-line method over the estimated useful lives of the assets, summarized as follows:

Category	Term

Buildings	40 years

Land improvements	15 years

Equipment	5 to 7 years

Cash

Cash may at times exceed the Federal Deposit Insurance Corporation deposit insurance limit of $250,000 per institution. The Company mitigates credit risk by placing cash with major financial institutions. To date, the Company has not experienced any losses on cash.

Deferred Costs

Deferred costs are comprised of deferred financing costs, which represent commitment fees, legal and other third-party costs associated with obtaining financing. These costs are amortized to interest expense over the term of the financing. Unamortized deferred financing costs are expensed when the associated borrowing is refinanced or repaid before maturity.

The Company recorded amortization of $12,000 and $15,000 of deferred financing costs for the nine months ended

September 30, 2013 and year ended December 31, 2012, respectively.

Revenue Recognition

Resident fees from operating real estate includes charges for basic rent and program services at varying levels of care which may include housekeeping, insurance, laundry facilities, maintenance services, meals, property taxes, security monitoring, transportation, use of common areas and utilities. The leases are for fixed terms and generally provide for annual rentals.

Fair Value

Fair Value Measurement

The Company follows fair value guidance in accordance with U.S. GAAP to account for its financial instruments. The Company categorizes its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Financial assets and liabilities are categorized based on the inputs to the valuation techniques as follows:

Level 1.	Quoted prices for identical assets or liabilities in an active market.

Level 2.	Financial assets and liabilities whose values are based on the following:

a)	Quoted prices for similar assets or liabilities in active markets.

b)	Quoted prices for identical or similar assets or liabilities in non-active markets.

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability.

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data for substantially the full term of the asset or liability.

Level 3.	Prices or valuation techniques based on inputs that are both unobservable and significant to the overall fair value measurement.

As of September 30, 2013 and December 31, 2012, the Company did not have any recurring or non-recurring financial measurements recorded at fair value.

Impairment

The Company’s real estate portfolio is reviewed on an annual basis, or more frequently as necessary, to assess whether there are any indicators that the value of its operating real estate may be impaired or that its carrying value may not be recoverable. A property’s value is considered impaired if the Company’s estimate of the aggregate future undiscounted cash flows to be generated by the property is less than the carrying value of the property. In conducting this review, the Company considers U.S. macroeconomic factors, including real estate sector conditions, together with asset specific and other factors. To the extent an impairment has occurred, the loss will be measured as the excess of the carrying amount of the property over the estimated fair value of the property. The Company did not record impairment on real estate for the nine months ended September 30, 2013 or the year ended December 31, 2012.

Income Taxes

All of the Company's interests are held by a limited liability company. Under applicable U.S. federal and state income tax rules, the allocated share of net income or loss from limited liability companies is reportable in the income tax returns of the respective members. The Company has not recognized interest and penalties related to uncertain tax positions. As of September 30, 2013, tax years 2009 through 2012 remain subject to examination by taxing authorities.

3.	Operating Real Estate

The Company constructed a 125-unit independent living facility located in Milford, Ohio for $13.8 million in 2008.

As of September 30, 2013 and December 31, 2012, the carrying value of the property was $10.7 million and $11.2 million, respectively.

For the nine months ended September 30, 2013 and year ended December 31, 2012, depreciation expense was $0.5 million and $0.6 million, respectively.

4.	Mortgage Notes Payable

The Company financed the construction of the property with a non-recourse construction loan and an operating loan with a principal amount of $14.4 million and $1.7 million (collectively, the “Loans”), respectively, with Wells Fargo Bank, National Association (the “Lender”). The Loans have a stated maturity of August 9, 2011 and bear interest at a fixed rate of 5%. The Loans are collateralized by the property, including the assignment of the lease and rent.

The Company defaulted on its Loans at maturity. The Lender exercised its right to forebear on the property and contemporaneously sold the Loans to NorthStar Healthcare. NorthStar Healthcare then, through a deed-in-lieu of foreclosure, acquired the property and contributed to the joint venture.

5.	Related Party Arrangements

The Company is operated and managed by its parent Company, MVG and has no employees. MVG is entitled to receive management fees for operating the Company as well as reimbursement for payroll-related operating costs for time spent providing administrative and accounting support at the Company.

The Company incurred management fees of $0.1 million and $0.1 million for the nine months ended September 30, 2013 and year ended December 31, 2012, respectively. Such amounts are included in general and administrative expenses in the statements of operations.

The Company incurred $0.7 million and $0.9 million for payroll-related operating costs for the nine months ended September 30, 2013 and year ended December 31, 2012, respectively. Such amounts are included in operating expenses in the statements of operations.

6.	Subsequent Events

The Company was acquired by an affiliate of NorthStar Healthcare on December 27, 2013 through a deed-in-lieu of foreclosure.

The Company has evaluated events and transactions that may have occurred since September 30, 2013 through March 14, 2014, the date the financial statements were available for issuance.

NORTHSTAR HEALTHCARE INCOME, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 is presented as if the Company had acquired Pinebrook LLC on January 1, 2013.

This unaudited pro forma condensed consolidated statement of operations should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the period presented, nor is it necessarily indicative of future results. In the opinion of the Company’s management, the pro forma condensed consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisition.

NORTHSTAR HEALTHCARE INCOME, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(In Thousands, Except Per Share Data)

	December 31, 2013 (1)	Pinebrook LLC (2)	Pro Forma Adustments (3)		Pro Forma December 31, 2013
Revenues
Rental income	$488	$-	$-		$488
Interest income	375	-	-		375
Resident fee income	38	1,875	587		2,500
Total revenue	901	1,875	587		3,363

Expenses
Property operating expense	24	837	255		1,116
Interest expense	98	623	(89)	(4)	632
Transaction costs	1,570	-	-		1,570
Asset management and other fees-related party	1,334	-	-		1,334
General and administrative expenses	312	658	214		1,184
Depreciation and amortization	132	488	(73)	(5)	547
Total expenses	3,470	2,606	307		6,383

Net income (loss)	(2,569)	(731)	280		(3,020)
Net (income) loss attributable to non-controlling interests	10	-	14	(6)	24
Net income (loss) attributable to NorthStar Healthcare
Income, Inc. common stockholders	$(2,559)	$(731)	$294		$(2,996)

Net income (loss) attributable to NorthStar Healthcare
Income Trust, Inc. common stockholders
Net income (loss) per share of common stock, basic/diluted	$(1.26)				$(1.48)
Weighted average number of shares of common stock outstanding	2,026				2,026

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

NORTHSTAR HEALTHCARE INCOME, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
OPERATIONS

(1)	Represents the Company’s condensed consolidated statement of operations for the year ended December 31, 2013.
(2)	Represents Pinebrook LLC’s audited statement of operations for the nine months ended September 30, 2013.
(3)	Represents pro forma adjustments for the period from October 1, 2013 to December 31, 2013.
(4)	Represents an adjustment to approximate interest expense for the new borrowing associated with the acquisition. The Company’s joint venture obtained a non-recourse mortgage in the aggregate amount of $10.5 million at LIBOR plus 3.35% with a 0.5% LIBOR floor and maturing in December 2016, subject to two one-year extensions.
(5)	Represents depreciation expense adjustment computed based on a useful life of 40 years for buildings and 10 years for furniture and fixtures.
(6)	Represents the non-controlling interest allocated to the Company’s joint venture partner based on the terms of the joint venture agreement and the non-controlling interest allocated to the Company’s advisor and the special unit holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: March 14, 2014	By:	/s/ Debra A. Hess
Debra A. Hess
Chief Financial Officer